UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 24, 2006 (July 24, 2006)


                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    33-59650                13-3662953
--------------------------------------------------------------------------------
(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
         Incorporation)               File Number)          Identification No.)

             237 Park Avenue
           New York, New York                              10017
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 24, 2006, Revlon, Inc. ("Revlon"), the parent company of Revlon Consumer Products Corporation ("RCPC"), issued a press release (the "Press Release") announcing, among other things, that RCPC had received all of the required lender consents to the previously-announced amendment to its existing bank credit agreement, dated July 9, 2004 (as amended by Amendment No. 1, dated as of February 15, 2006, the "Credit Agreement"), that would, among other things, add $100 million to the existing $700 million term loan facility under the Credit Agreement. The Press Release also announced that Company expects to close and fund the amendment to the Credit Agreement on July 28, 2006, subject to market and other customary conditions.

A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

       Exhibit No.       Description
       -----------       -----------

       99.1 Press Release, dated July 24, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on July 24, 2006).





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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REVLON CONSUMER
                                           PRODUCTS CORPORATION

                                           By:  /s/ Robert K. Kretzman
                                               ---------------------------------
                                           Name:  Robert K. Kretzman
                                           Title: Executive Vice President and
                                                  General Counsel



Date: July 24, 2006








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




                                  EXHIBIT INDEX

       Exhibit No.       Description
       -----------       -----------

       99.1 Press Release, dated July 24, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on July 24, 2006).





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